Exhibit 10.5



                            COVENANT NOT TO COMPETE
                            -----------------------

     THIS  COVENANT NOT TO COMPETE, made this 13 day of January, 2006, by GLOBAL
                                              --
TECHNOLOGY COMPONENTS, LLC, a Florida limited liability company, ("Buyer), and HASIT N. VIBHAKAR, individually and as President of TELESIS TECHNOLOGY CORPORATION, a Florida corporation, ("Seller").

     WHEREAS, on the 12th day of December, 2005 a Standard Asset Purchase Contract and Receipt ("Contract") was executed by Buyer and Seller whereby Buyer agreed to purchase all of the operating assets used in Seller's business under the name of TELESIS COMMERCIAL PRODUCTS DIVISION and located at 1611 12th St. E,, Unit B., Palmetto, PL 34221, Florida; and

     WHEREAS, paragraph 30 of the Contract referenced above provides for a covenant not to compete and the parties hereto further desiring to have the covenant not to compete run in favor of the Buyer and to bind the Seller;

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and the mutual covenants, agreements, representations and warranties contained in that certain Asset Purchase Agreement above referenced, the Seller agrees as follows:

     1.  Covenant  Not  to Compete. Seller agrees that it shall not, directly or
         -------------------------
indirectly, as an employee, proprietor, agent, distributor, stockholder, partner, officer, director or otherwise, for a period of Five (5) years after January 13,2006, be employed by, engaged in, acquire an ownership interest in, or render advice or assistance to any business worldwide, which in any way competes directly or indirectly with the business being conducted by Buyer.

     2. Not to Solicit Customers. That Seller will not, for a period of Five (5)
        ------------------------
years after January 13, 2006, solicit any clients of the business or divert business from any client or account of the business of Buyer.

     3. Not to Solicit Employees. That Seller will not, for a period of Five (5)
        ------------------------
years after January 13, 2006, directly or indirectly solicit for employment, any employee of Buyer or former employee of Seller.

     4.  Remedies. The undersigned acknowledge that a violation of any covenants
         --------
contained in the preceding paragraphs will cause irreparable damage to the Buyer, the exact amount of which will be impossible to ascertain and, for that reason, the undersigned further agree that, in the event of such violation, whether actual or threatened, Buyer shall be entitled, as a matter of course, to an injunction and to an accounting and a repayment of all compensation and other benefits that they realized or may realize in connection with such violation, in addition to such other remedies as the Buyer may have, Should it become necessary for Buyer to file suit to enforce the terms of this covenant and Buyer prevails, Seller agrees to pay all costs expended by Buyer including court costs, attorney's fees and reasonable attorney's fees and costs through trial and appeal.

     5.  Reasonableness of Restrictions. The undersigned have carefully read and
         ------------------------------
considered the above provisions and agree that those restrictions, including but not limited to the time period and the geographical area covered, are reasonable, fair, and required for the protection of Buyer's interests.

     6. Severability. In the event that any of the above provisions are found to
        ------------
be invalid or unenforceable, the remaining provisions shall be severed and continue to be valid and enforceable. In the event any restriction is found by a court of competent jurisdiction to be unreasonable, the time period, geographical area or other restrictions deemed reasonable and enforceable by the court shall become applicable restrictions under this agreement.

     7.  Modification.  This agreement may not be modified orally but only by an
         ------------
agreement in writing signed by the party against whom any modification is sought. Any other attempted modification of any provisions shall be void and not admissible in evidence in any action arising from this agreement.

     8.  Parties Bound; Assignment. This agreement shall enure to the benefit of
         -------------------------
and be binding upon the undersigned, their successors, heirs, legal representatives and assigns. Buyer may assign this agreement, the undersigned may not assign this agreement. The undersigned agree that upon such assignment, all of their obligations to the Buyer hereunder shall be obligations to the Assignee.

     9.  Governing  Law; Venue. This agreement shall be governed in all respects
         ---------------------
by the laws of the State of Florida.

     10.  Default.  This  Agreement shall be null and void if there is a default
          -------
under the Note and the assets are taken back by the holder of the Note by foreclosure or otherwise.

     IN WITNESS WHEREOF, the Seller has executed this agreement the day and year first above written.



WITNESSES:                                  TELESIS TECHNOLOGY CORPORATION

/s/ Stephan Voigt                            /s/ Hasit N. Vibhakar
-----------------------------               ---------------------------------
                                            BY: HASIT N. VIBHAKAR
                                            ITS PRESIDENT AND INDIVIDUALLY
/s/ Terry Williams
-----------------------------


                                            GLOBAL TECHNOLOGY
                                            COMPONENTS, LLC

/s/ Stephan Voigt                           /s/ David R. Kraft
-----------------------------               ---------------------------------
                                            BY: DAVID R. KRAFT
                                            ITS MANAGING MEMBER
/s/ Terry Williams
-----------------------------


STATE OF FLORIDA
COUNTY OF SARASOTA


The foregoing instrument was acknowledged before me this 13 day of January,
                                                        ----
2006, by HASIT N. VIBHAKAR. who is personally known to me or who has produced a Driver's License as identification.

                                             /s/ Melissa M. Zeller
         [SEAL]                              ------------------------
                                             Notary Public
                                             My commission expires:
                                             May 11, 2009

STATE OF FLORIDA
COUNTY OF SARASOTA


The foregoing instrument was acknowledged before me this 13 day of January,
                                                        ----
2006, by DAVID R. KRAFT, who is personally known to me or who has produced a Driver's License as identification.


                                             /s/ Melissa M. Zeller
         [SEAL]                              ------------------------
                                             Notary Public
                                             My commission expires:
                                             May 11, 2009

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